Exhibit 99 (a)

Bank of Granite Corporation
  News
--------------------------------------------------------------------------------
For Release:                                                    January 14, 2002

           BANK OF GRANITE CORPORATION REPORTS LOWER EARNINGS FOR 2001
                -- 4TH QUARTER EARNINGS BEST FOR ANY 2001 QUARTER

     Bank of Granite Corporation (NASDAQ: GRAN) has reported its earnings for the fourth quarter of 2001 and also for the full year, both periods ending on December 31, 2001.

     Net income for the fourth quarter totaled $3,918,127 compared with $4,091,254 for the fourth quarter of 2000 - a decline of 4.2%. On a per share basis, this translates to 35(cent) vs 37(cent) for the fourth quarter of 2000 - a decline of 5.4%. From an earnings standpoint, the fourth quarter was the best quarter of 2001.

     For the full year, ending on December 31, 2001, net income totaled $13,808,555 vs $15,574,583 for 2000 - a decline of 11.3%. On a per share basis, earnings were $1.24 vs $1.38 for 2000 - a decline of 10.1%.

     John A. Forlines, Jr., Chairman and Chief Executive Officer, said these earnings were satisfactory in view of the many problems associated with the recessionary environment in the bank's market area. He said earnings met analysts projections and were in line with the Company's expectations. "The big problem throughout 2001," he said, "was the eleven short-term interest rate reductions by the Federal Reserve Bank which negatively impacted earnings in the short run." Forlines said that, barring unexpected developments, earnings should rebound in 2002, based on the improving trend in the third and fourth quarters of 2001.

     Forlines thanked the entire Bank of Granite family for their hard work during a very difficult period for the Company and the economy. He gave special praise to GLL & Associates, the Company's mortgage bank subsidiary, whose earnings were up an incredible 261% compared with the prior year.

     At year-end, assets totaled $715,389,907 while deposits totaled $522,782,719. Gross loans reached a record $510,410,948, an increase of 13.3% for the year.

     Key management ratios continued outstanding. For the 16th consecutive year, the Company earned 2% or more on average assets, believed to be a record for any banking company in the United States. The return on equity was 11.29% and the efficiency ratio was a strong 40.96%. Dividends per share paid in 2001 showed an increase of 9.5%.

     Bank of Granite Corporation is the parent of Bank of Granite and GLL & Associates, Inc. Bank of Granite operates fourteen full service banking offices in Caldwell, Catawba, and Burke counties of North Carolina, and a total of fifteen ATMs. GLL & Associates, Inc. is a mortgage bank specializing in government guaranteed mortgages with offices in the Central and Southern Piedmont and Catawba Valley Regions of North Carolina. Bank of Granite Corporation's stock is held by over 5,000 shareholders and there were 10,987,085 shares of common stock outstanding on December 31, 2001. The stock is traded electronically on the National Nasdaq Stock Market under the symbol "GRAN" and the closing price at the end of the year was $19.77 per share. Additional information about Bank of Granite is available on its website at www.bankofgranite.com.

                                    - - 0 - -

For further information, contact Kirby A. Tyndall, Senior Vice President and Chief Financial Officer at Voice (828) 496-2026, Fax (828) 496-2116 or Internet email: ktyndall@bankofgranite.com

Bank of Granite Corporation, PO Box 128, Granite Falls, NC 28630 www.bankofgranite.com

Bank of Granite Corporation, Form 8-K, January 14, 2002, page 5 of 7

Bank of Granite Corporation
Selected Financial Data

                                                          Three Months Ended                     Twelve Months Ended
                                                              December 31,                            December 31,
                                                 ------------------------------------    ------------------------------------
 ($ in thousands except per share data)              2001        2000        % change        2001        2000        % change
-----------------------------------------------------------------------------------------------------------------------------
 Consolidated earnings summary:
   Interest income, taxable equivalent           $  12,442   $  15,059        -17.4%     $  54,086   $  57,076         -5.2%
   Interest expense                                  3,687       5,439        -32.2%        19,444      19,172          1.4%
                                                -----------------------                 -----------------------
   Net interest income, taxable equivalent           8,755       9,620         -9.0%        34,642      37,904         -8.6%
   Taxable equivalent adjustment                       468         453          3.3%         1,801       1,807         -0.3%
                                                -----------------------                 -----------------------
   Net interest income                               8,287       9,167         -9.6%        32,841      36,097         -9.0%
   Loan loss provision                                 708         955        -25.9%         4,217       3,894          8.3%
   Noninterest income                                2,874       2,189         31.3%        10,140       8,034         26.2%
   Noninterest expense                               4,639       4,206         10.3%        18,342      16,777          9.3%
                                                -----------------------                 -----------------------
   Income before income taxes                        5,814       6,195         -6.2%        20,422      23,460        -12.9%
   Income taxes                                      1,896       2,104         -9.9%         6,613       7,885        -16.1%
                                                -----------------------                 -----------------------
   Net income                                    $   3,918   $   4,091         -4.2%     $  13,809   $  15,575        -11.3%
                                                =======================                 =======================
   Earnings per share - Basic                    $    0.35   $    0.37         -5.4%     $    1.24   $    1.38        -10.1%
   Earnings per share - Diluted                       0.35        0.37         -5.4%          1.24        1.38        -10.1%
                                                -----------------------                 -----------------------
   Average shares - Basic                           11,038      11,175         -1.2%        11,099      11,308         -1.8%
   Average shares - Diluted                         11,039      11,182         -1.3%        11,100      11,318         -1.9%
-----------------------------------------------------------------------------------------------------------------------------
 Consolidated balance sheet data at December 31:
   Total assets                                                                          $ 715,390   $ 661,623          8.1%
   Total deposits                                                                          522,783     517,282          1.1%
   Loans (gross)                                                                           510,411     450,398         13.3%
   Shareholders' equity                                                                    124,781     119,315          4.6%
-----------------------------------------------------------------------------------------------------------------------------
 Consolidated average balance sheet data:
   Total assets                                  $ 699,433   $ 651,405          7.4%     $ 691,220   $ 634,449          8.9%
   Total deposits                                  524,830     508,899          3.1%       529,028     491,972          7.5%
   Loans (gross)                                   493,563     444,409         11.1%       479,732     421,253         13.9%
   Shareholders' equity                            124,317     117,916          5.4%       122,344     116,166          5.3%
-----------------------------------------------------------------------------------------------------------------------------
 Consolidated performance ratios:
   Return on average assets*                         2.22%       2.50%                       2.00%       2.45%
   Return on average equity*                        12.50%      13.80%                      11.29%      13.41%
   Efficiency ratio                                 39.89%      35.62%                      40.96%      36.52%
-----------------------------------------------------------------------------------------------------------------------------
 Consolidated asset quality data and ratios:
   Nonaccruing loans                                                                     $   2,944   $   1,502         96.0%
   Accruing loans 90 days past due                                                           1,769       1,983        -10.8%
   Nonperforming loans                                                                       4,713       3,485         35.2%
   Foreclosed properties                                                                       323         134        141.0%
   Nonperforming assets                                                                      5,036       3,619         39.2%
   Allowance for loan losses                                                                 6,426       6,352          1.2%
   Loans charged off                                                                         4,495       2,606         72.5%
   Recoveries of loans charged off                                                             359         317         13.2%
   Net loan charge-offs (recoveries)                                                         4,136       2,289         80.7%
                                                                                         ----------------------
   Net charge-offs to average loans*                                                         0.86%       0.54%
   Nonperforming loans to total assets                                                       0.66%       0.53%
   Allowance coverage of nonperforming loans                                               136.35%     182.27%
   Allowance for loan losses to gross loans                                                  1.26%       1.41%
   Allowance for loan losses to net loans                                                    1.28%       1.43%
-----------------------------------------------------------------------------------------------------------------------------
 Subsidiary earnings summary:
   Bank of      Net interest income              $   7,477   $   8,776        -14.8%     $  30,112   $  34,719        -13.3%
   Granite      Loan loss provision                    678         925        -26.7%         4,097       3,824          7.1%
                Noninterest income                   1,938       1,657         17.0%         7,053       6,045         16.7%
                Noninterest expense                  3,380       3,414         -1.0%        13,772      13,384          2.9%
                Income taxes                         1,691       2,028        -16.6%         6,025       7,716        -21.9%
                Net income                           3,666       4,066         -9.8%        13,271      15,840        -16.2%
               --------------------------------------------------------------------------------------------------------------
   GLL &        Net interest income              $     826   $     438         88.6%     $   2,845   $   1,618         75.8%
   Associates   Loan loss provision                     30          30          0.0%           120          70         71.4%
   (mortgage    Noninterest income                     936         531         76.3%         3,122       2,061         51.5%
   bank)        Noninterest expense                  1,249         784         59.3%         4,498       3,267         37.7%
                Income taxes                           205          76        169.7%           588         168        250.0%
                Net income                             308         109        182.6%           881         244        261.1%
-----------------------------------------------------------------------------------------------------------------------------
 * annualized based on number of days in the period                                                                     More

 Bank of Granite Corporation, Form 8-K, January 14, 2002, page 6 of 7

Bank of Granite Corporation
Supplemental Quarterly Financial Data

                                                                          Quarters Ended
                                                  --------------------------------------------------------------
                                                     Dec 31,     Sep 30,      Jun 30,      Mar 31,      Dec 31,
  ($ in thousands except per share data)              2001        2001         2001         2001         2000
----------------------------------------------------------------------------------------------------------------
 Consolidated earnings summary:
   Interest income, taxable equivalent            $  12,442    $  13,170    $  13,932    $  14,542    $  15,059
   Interest expense                                   3,687        4,779        5,433        5,544        5,439
                                                 ---------------------------------------------------------------
   Net interest income, taxable equivalent            8,755        8,391        8,499        8,998        9,620
   Taxable equivalent adjustment                        468          455          433          446          453
                                                 ---------------------------------------------------------------
   Net interest income                                8,287        7,936        8,066        8,552        9,167
   Loan loss provision                                  708          798        2,011          700          955
   Noninterest income                                 2,874        2,490        2,330        2,447        2,189
   Noninterest expense                                4,639        4,642        4,561        4,501        4,206
                                                 ---------------------------------------------------------------
   Income before income taxes                         5,814        4,986        3,824        5,798        6,195
   Income taxes                                       1,896        1,574        1,193        1,950        2,104
                                                 ---------------------------------------------------------------
   Net income                                    $    3,918    $   3,412    $   2,631    $   3,848    $   4,091
                                                 ===============================================================
   Earnings per share - Basic                    $     0.35    $    0.31    $    0.24    $    0.35    $    0.37
   Earnings per share - Diluted                        0.35         0.31         0.24         0.35         0.37
                                                 ---------------------------------------------------------------
   Average shares - Basic                            11,038       11,098       11,116       11,142       11,175
   Average shares - Diluted                          11,039       11,100       11,117       11,146       11,182
----------------------------------------------------------------------------------------------------------------
 Consolidated ending balance sheet data:
   Total assets                                  $  715,390    $ 717,129    $ 700,704    $ 702,689    $ 661,623
   Total deposits                                   522,783      532,624      537,184      546,828      517,282
   Loans (gross)                                    510,411      483,416      485,038      473,157      450,398
   Shareholders' equity                             124,781      124,331      122,928      121,352      119,315
----------------------------------------------------------------------------------------------------------------
 Consolidated average balance sheet data:
   Total assets                                  $  699,433    $ 693,358    $ 699,709    $ 672,380    $ 651,405
   Total deposits                                   524,830      530,467      537,287      523,528      508,899
   Loans (gross)                                    493,563      482,005      480,700      462,659      444,409
   Shareholders' equity                             124,317      123,014      121,914      120,132      117,916
----------------------------------------------------------------------------------------------------------------
 Consolidated performance ratios:
   Return on average assets*                          2.22%        1.95%        1.51%        2.32%        2.50%
   Return on average equity*                         12.50%       11.00%        8.66%       12.99%       13.80%
   Efficiency ratio                                  39.89%       42.66%       42.12%       39.33%       35.62%
----------------------------------------------------------------------------------------------------------------
 Consolidated asset quality data and ratios:
   Nonaccruing loans                             $    2,944    $   3,647    $   2,594    $   1,571    $   1,502
   Accruing loans 90 days past due                    1,769        3,459        2,400        2,771        1,983
                                                 ---------------------------------------------------------------
   Nonperforming loans                                4,713        7,106        4,994        4,342        3,485
   Foreclosed properties                                323          304          287          134          134
                                                 ---------------------------------------------------------------
   Nonperforming assets                               5,036        7,410        5,281        4,476        3,619
                                                 ---------------------------------------------------------------
   Allowance for loan losses                          6,426        6,630        8,452        6,919        6,352
                                                 ---------------------------------------------------------------
   Loans charged off                                    987        2,711          567          230          672
   Recoveries of loans charged off                       82           90           89           97           65
                                                 ---------------------------------------------------------------
   Net loan charge-offs (recoveries)                    905        2,621          478          133          607
                                                 ---------------------------------------------------------------
   Annualized net charge-offs to average loans*       0.73%        2.16%        0.40%        0.12%        0.54%
   Nonperforming loans to total assets                0.66%        0.99%        0.71%        0.62%        0.53%
   Allowance coverage of nonperforming loans        136.35%       93.30%      169.24%      159.35%      182.27%
   Allowance for loan losses to gross loans           1.26%        1.37%        1.74%        1.46%        1.41%
   Allowance for loan losses to net loans             1.28%        1.39%        1.77%        1.48%        1.43%
----------------------------------------------------------------------------------------------------------------
 Subsidiary earnings summary:
   Bank of      Net interest income               $   7,477    $   7,235    $   7,369    $   8,030    $   8,776
   Granite      Loan loss provision                     678          768        1,981          670          925
                Noninterest income                    1,938        1,684        1,655        1,777        1,657
                Noninterest expense                   3,380        3,470        3,377        3,545        3,414
                Income taxes                          1,691        1,416        1,066        1,852        2,028
                Net income                            3,666        3,265        2,600        3,740        4,066
               -------------------------------------------------------------------------------------------------
   GLL &        Net interest income               $     826    $     749    $     741    $     529    $     438
   Associates   Loan loss provision                      30           30           30           30           30
   (mortgage    Noninterest income                      936          806          711          670          531
    bank)       Noninterest expense                   1,249        1,160        1,137          954          784
                Income taxes                            205          158          126           98           76
                Net income                              308          237          189          147          109
----------------------------------------------------------------------------------------------------------------
* annualized based on number of days in the period

Bank of Granite Corporation, Form 8-K, January 14, 2002, page 7 of 7